Exhibit 99.2

Herbalife Appoints Stephan Gratziani as Chief Executive Officer

Current CEO Michael Johnson Transitions to Executive Chairman

LOS ANGELES – February 19, 2025 – Herbalife Ltd. (NYSE: HLF) today announced its Board of Directors has appointed President, Stephan Gratziani as Chief Executive Officer (CEO) effective May 1, 2025. Michael Johnson, current CEO and Chairman of the Board, will transition to Executive Chairman.

As a former Herbalife independent distributor, Mr. Gratziani built and grew his international business into one of the top global distributorships. For 32 years, he directly navigated and led his organization through changes in technology, business models, changing consumer trends, and industry competition. Since joining Herbalife as the Chief Strategy Officer in August 2023 and President since January 2024, Mr. Gratziani has led key initiatives to transform the business and shift its trajectory.

“Stephan came into the company and his impact was immediate,” said Michael Johnson, Chairman and CEO. “As a proven leader, Stephan is the right CEO at the right time to keep our company at the forefront of direct selling and solidify our position as a leader in the health and wellness industry.”

“As the world’s largest active and lifestyle nutrition brand, the impact we have made in the world is truly incredible,” said Mr. Gratziani. “Our scale and reach globally puts us in a unique position to become one of the world’s most important health and wellness platforms. Our belief in our business model and the value, service, and opportunity it provides is stronger than ever.”

Mr. Gratziani’s vision for the company’s future will merge Herbalife’s strong distributor network with cutting-edge health and wellness technology, modernize the business, and redefine direct selling.

As part of the planned leadership transition, Herbalife Managing Director of International Markets, Rob Levy, will take on the role of President, Worldwide Markets, also effective May 1, 2025. Mr. Levy has held several senior leadership roles and has led every region during his 30-year tenure with Herbalife. In his current role, Mr. Levy is responsible for all business, strategy, sales, and marketing functions across 43 markets internationally as well as international expansion. All Regional Managing Directors will report to Mr. Levy.

About Herbalife Ltd.

Herbalife (NYSE: HLF) is a premier health and wellness company, community and platform that has been changing people's lives with great nutrition products and a business opportunity for its independent distributors since 1980. The Company offers science-backed products to consumers in more than 90 markets through entrepreneurial distributors who provide one-on-one coaching and a supportive community that inspires their customers to embrace a healthier, more active lifestyle to live their best life.

For more information, visit https://ir.herbalife.com.

Media Contact:
Thien Ho
Vice President, Global Corporate Communications
thienh@herbalife.com

Investor Contact:
Erin Banyas
Vice President, Head of Investor Relations
erinba@herbalife.com

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management, including for future operations, capital expenditures, or share repurchases; any statements concerning proposed new products, services, or developments; any statements regarding future economic conditions or performance; any statements of belief or expectation; and any statements of assumptions underlying any of the foregoing or other future events. Forward-looking statements may include, among others, the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate” or any other similar words.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results or outcomes could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond our control. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in or implied by our forward-looking statements include the following:

●	the potential impacts of current global economic conditions, including inflation, unfavorable foreign exchange rate fluctuations, and tariffs or retaliatory tariffs, on us; our Members, customers, and supply chain; and the world economy;

●	our ability to attract and retain Members;

●	our relationship with, and our ability to influence the actions of, our Members;

●	our noncompliance with, or improper action by our employees or Members in violation of, applicable U.S. and foreign laws, rules, and regulations;

●	adverse publicity associated with our Company or the direct-selling industry, including our ability to comfort the marketplace and regulators regarding our compliance with applicable laws;

●	changing consumer preferences and demands and evolving industry standards, including with respect to climate change, sustainability, and other environmental, social, and governance matters;

●	the competitive nature of our business and industry;

●	legal and regulatory matters, including regulatory actions concerning, or legal challenges to, our products or network marketing program and product liability claims;

●	the Consent Order entered into with the Federal Trade Commission, or FTC, the effects thereof and any failure to comply therewith;

●	risks associated with operating internationally and in China;

●	our ability to execute our growth and other strategic initiatives, including implementation of our restructuring initiatives, and increased penetration of our existing markets;

●	any material disruption to our business caused by natural disasters, other catastrophic events, acts of war or terrorism, including the war in Ukraine, cybersecurity incidents, pandemics, and/or other acts by third parties;

●	our ability to adequately source ingredients, packaging materials, and other raw materials and manufacture and distribute our products;

●	our reliance on our information technology infrastructure;

●	noncompliance by us or our Members with any privacy laws, rules, or regulations or any security breach involving the misappropriation, loss, or other unauthorized use or disclosure of confidential information;

●	contractual limitations on our ability to expand or change our direct-selling business model;

●	the sufficiency of our trademarks and other intellectual property;

●	product concentration;

●	our reliance upon, or the loss or departure of any member of, our senior management team;

●	restrictions imposed by covenants in the agreements governing our indebtedness;

●	risks related to our convertible notes;

●	changes in, and uncertainties relating to, the application of transfer pricing, income tax, customs duties, value added taxes, and other tax laws, treaties, and regulations, or their interpretation;

●	our incorporation under the laws of the Cayman Islands; and

●	share price volatility related to, among other things, speculative trading and certain traders shorting our common shares.

Additional factors and uncertainties that could cause actual results or outcomes to differ materially from our forward-looking statements are set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission on February 19, 2025, including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in our Consolidated Financial Statements and the related Notes included therein. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

Forward-looking statements made in this release speak only as of the date hereof. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

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